THE LAZARD FUNDS, INC.
Lazard Bond Portfolio
Lazard Mortgage Portfolio

Supplement to Prospectus dated May 1, 2004

As of June 9, 2004, Lazard Bond Portfolio will not offer Open Shares. In addition, Lazard Mortgage Portfolio was liquidated on June 7, 2004 and is no longer offered as an investment option.

Dated: June 8, 2004